UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09013

Eaton Vance Senior Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

June 30

Date of Fiscal Year End

June 30, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Senior Income Trust (EVF)

Annual Report

June 30, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2017

Eaton Vance

Senior Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	41

Federal Tax Information	42

Dividend Reinvestment Plan	43

Board of Trustees’ Contract Approval	45

Management and Organization	49

Important Notices	52

Eaton Vance

Senior Income Trust

June 30, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market rose during the fiscal year ended June 30, 2017, with the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the loan market, returning 7.42% for the 12-month period. Positive returns were driven by coupon income as well as price appreciation.

As the period opened on July 1, 2016, the loan market was several months into a rally that would continue through most of the period. Increasing anticipation of higher interest rates, culminating in rate hikes by the Federal Reserve Board in December 2016 and in March and June 2017, made loans an appealing asset class. Lower-quality credit8 tiers in the Index outperformed higher quality tiers, as investors appeared to display an increased appetite for risk.

Technical factors contributed to the rally as well. Loan mutual funds experienced net inflows, and loan demand outstripped supply for most of the period. Significant inflows into high yield bond funds, which have also tended to own floating-rate loans, added to loan demand. Loan prices in the Index appreciated in most months of the period through February 2017, except for modest declines in June and November 2016, after the U.K.’s “Brexit” vote and the U.S. presidential election.

In the closing months of the period, however, price appreciation slowed as the overall asset class approached full valuation. As of period-end, more than half of the performing loans in the Index were trading at par value or higher. During the last month of the period, the Index declined 0.04%, snapping a 15-month string of positive returns. Technical factors contributed to the loss, with a combination of increased supply and lower demand growth dealing the loan market its first supply surplus in more than two years.

With the U.S. economy continuing its low-growth recovery during the period, continued health in corporate fundamentals kept the default rate fairly benign. The trailing 12-month loan default rate, a measure of corporate health and credit risk in the overall market, was 1.54% at the end of the 12-month period, well below the market’s long-term average of 3.05%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended June 30, 2017, Eaton Vance Senior Income Trust (the Fund) shares at net asset value (NAV) had a total return of 14.02%, outperforming the 7.42% return of the Index.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans of domestic and foreign borrowers that are denominated in U.S. dollars, euros,

British pounds, Swiss francs, Canadian dollars and Australian dollars. In keeping with its objective to provide a high level of current income, consistent with the preservation of capital, the Fund has historically tended to overweight higher-rated loans relative to the Index. This strategy may help the Fund experience limited credit losses over time, but may detract from relative results versus the Index in times when lower-rated loans perform well.

For the 12-month period, BBB-rated loans in the Index returned 3.92%, BB-rated loans in the Index returned 5.01%, B-rated loans in the Index returned 7.90%, CCC-rated loans in the Index returned 24.38%, and D-rated (defaulted) loans in the Index returned 18.89%. The Fund’s underweight to loans rated CCC and below, relative to the Index, detracted from relative results versus the Index. In contrast, security selection overall aided Fund performance versus the Index.

On a sector-level basis, the Fund’s overweight, relative to the Index, in the nonferrous metals/minerals sector contributed to relative performance versus the Index, as that sector outperformed the overall loan market during the period. An underweight in the utilities sector also aided relative results versus the Index. In addition, credit selection in the financial intermediaries, retailers (except food and drug), food service, publishing and telecommunications sectors contributed to Fund performance versus the Index. Detractors from performance versus the Index included an underweight in the oil & gas sector and security selection in the electronics/ electrical sector.

The Fund’s employment of investment leverage contributed to performance versus the Index. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying a fund’s exposure to its underlying investments in both up and down market environments. The use of leverage helped performance versus the Index, which does not employ leverage, as leverage amplified both coupon yield and price appreciation in the Fund’s loan portfolio during the period.

The Fund’s out-of-Index holdings in high-yield debt also contributed to Fund performance versus the Index, as high-yield bonds in general outperformed the loan market during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Senior Income Trust

June 30, 2017

Performance2,3

Portfolio Managers Scott H. Page, CFA and John Redding

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	10/30/1998	14.02%	6.52%	4.91%
Fund at Market Price	—	17.34	5.40	4.42
S&P/LSTA Leveraged Loan Index	—	7.42%	4.58%	4.48%

% Premium/Discount to NAV[4]
				–6.99%

Distributions[5]
Total Distributions per share for the period				$0.390
Distribution Rate at NAV				5.20%
Distribution Rate at Market Price				5.59%

% Total Leverage[6]
Auction Preferred Shares (APS)				14.51%
Borrowings				21.68

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Senior Income Trust

June 30, 2017

Fund Profile

Top 10 Issuers (% of total investments)7

Valeant Pharmaceuticals International, Inc.	1.4%

Reynolds Group Holdings, Inc.	1.2

Asurion, LLC	1.1

TransDigm, Inc.	1.0

Univision Communications Inc.	1.0

Infor (US), Inc.	0.9

Intelsat Jackson Holdings S.A.	0.9

Envision Healthcare Corporation	0.8

Community Health Systems, Inc.	0.8

Jaguar Holding Company II	0.8

Total	9.9%

Top 10 Sectors (% of total investments)7

Health Care	9.6%

Electronics/Electrical	9.3

Business Equipment and Services	6.9

Chemicals and Plastics	4.9

Drugs	4.7

Telecommunications	4.6

Retailers (Except Food and Drug)	4.5

Industrial Equipment	4.0

Leisure Goods/Activities/Movies	3.7

Lodging and Casinos	3.6

Total	55.8%

Credit Quality (% of bonds, loans and asset-backed securities)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Income Trust

June 30, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Included in the average annual total return at NAV is the impact of the tender and repurchase of a portion of the Fund’s APS at 95% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments

Senior Floating-Rate Loans — 138.9%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.4%
IAP Worldwide Services, Inc.
Revolving Loan, 1.38%, Maturing July 18, 2018(2)		161	$159,198
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)		216	172,778
Silver II US Holdings, LLC
Term Loan, 4.23%, Maturing December 13, 2019		1,594	1,584,512
TransDigm, Inc.
Term Loan, 4.28%, Maturing February 28, 2020		1,235	1,236,754
Term Loan, 4.29%, Maturing June 4, 2021		873	874,091
Term Loan, 4.23%, Maturing June 9, 2023		2,090	2,090,047
Wesco Aircraft Hardware Corp.
Term Loan, 4.23%, Maturing October 4, 2021		457	457,902

			$6,575,282

Automotive — 2.4%
Allison Transmission, Inc.
Term Loan, 3.22%, Maturing September 23, 2022		1	$723
American Axle and Manufacturing, Inc.
Term Loan, 3.47%, Maturing April 6, 2024		1,460	1,454,592
CS Intermediate Holdco 2, LLC
Term Loan, 3.55%, Maturing October 26, 2023		334	334,301
Dayco Products, LLC
Term Loan, 6.18%, Maturing May 19, 2023		500	499,375
FCA US, LLC
Term Loan, 3.16%, Maturing December 31, 2018		604	608,014
Federal-Mogul Holdings Corporation
Term Loan, 4.93%, Maturing April 15, 2021		1,493	1,499,099
Horizon Global Corporation
Term Loan, 5.73%, Maturing June 30, 2021		185	186,485
Sage Automotive Holdings, Inc.
Term Loan, 6.23%, Maturing October 27, 2022		348	350,862
TI Group Automotive Systems, LLC
Term Loan, 3.75%, Maturing June 30, 2022	EUR	368	425,019
Term Loan, 3.98%, Maturing June 30, 2022		565	565,644
Tower Automotive Holdings USA, LLC
Term Loan, 3.88%, Maturing March 7, 2024		318	318,726
Visteon Corporation
Term Loan, 3.55%, Maturing March 24, 2024		306	307,877

			$6,550,717

Beverage and Tobacco — 0.6%
9941762 Canada, Inc.
Term Loan, 5.00%, Maturing December 15, 2023		1,045	$1,053,891

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco (continued)
Flavors Holdings, Inc.
Term Loan, 7.05%, Maturing April 3, 2020	323	$307,266
Term Loan -Second Lien, 11.30%, Maturing October 3, 2021	500	375,000

		$1,736,157

Brokerage / Securities Dealers / Investment Houses — 0.8%
Aretec Group, Inc.
Term Loan, 8.00%, Maturing November 23, 2020	474	$481,209
Term Loan - Second Lien, 6.50%, (2.00% Cash, 4.50% PIK), Maturing May 23, 2021	1,213	1,200,494
Resolute Investment Managers, Inc.
Term Loan - Second Lien, 9.92%, Maturing March 3, 2023	125	125,625
Salient Partners L.P.
Term Loan, 9.66%, Maturing May 19, 2021	360	348,715

		$2,156,043

Building and Development — 3.2%
American Builders & Contractors Supply Co., Inc.
Term Loan, 3.73%, Maturing October 31, 2023	1,397	$1,401,252
Auction.com, LLC
Term Loan, 6.23%, Maturing May 12, 2019	489	493,027
CPG International, Inc.
Term Loan, 5.05%, Maturing May 3, 2024	933	933,507
DTZ U.S. Borrower, LLC
Term Loan, 4.45%, Maturing November 4, 2021	1,892	1,894,665
Henry Company, LLC
Term Loan, 5.73%, Maturing October 5, 2023	149	151,769
Quikrete Holdings, Inc.
Term Loan, 3.98%, Maturing November 15, 2023	1,244	1,242,887
RE/MAX International, Inc.
Term Loan, 4.05%, Maturing December 15, 2023	914	920,121
Summit Materials Companies I, LLC
Term Loan, 3.98%, Maturing July 17, 2022	294	296,802
Werner Co.
Term Loan, Maturing June 23, 2024(4)	275	274,312
WireCo WorldGroup, Inc.
Term Loan, 6.70%, Maturing September 30, 2023	273	275,553
Term Loan - Second Lien, 10.20%, Maturing September 30, 2024	650	654,469

		$8,538,364

6	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 10.6%
Acosta Holdco, Inc.
Term Loan, 4.48%, Maturing September 26, 2021		1,477	$1,337,865
AlixPartners, LLP
Term Loan, 4.30%, Maturing April 4, 2024		923	928,108
Altisource Solutions S.a.r.l.
Term Loan, 4.73%, Maturing December 9, 2020		605	526,288
Brand Energy & Infrastructure Services, Inc.
Term Loan, 5.49%, Maturing June 21, 2024		250	249,563
Brickman Group Ltd., LLC
Term Loan, 4.22%, Maturing December 18, 2020		379	380,412
Camelot UK Holdco Limited
Term Loan, 4.73%, Maturing October 3, 2023		546	549,748
Cast and Crew Payroll, LLC
Term Loan, 4.80%, Maturing August 12, 2022		199	199,746
CCC Information Services, Inc.
Term Loan, 4.23%, Maturing April 27, 2024		625	624,219
Change Healthcare Holdings, Inc.
Term Loan, 3.98%, Maturing March 1, 2024		3,142	3,146,543
Commerce Merger Sub, Inc.
Term Loan, Maturing May 31, 2024(4)		325	325,406
Corporate Capital Trust, Inc.
Term Loan, 4.56%, Maturing May 20, 2019		460	464,434
CPM Holdings, Inc.
Term Loan, 5.48%, Maturing April 11, 2022		123	124,586
Crossmark Holdings, Inc.
Term Loan, 4.80%, Maturing December 20, 2019		703	500,444
Education Management, LLC
Term Loan, 5.66%, Maturing July 2, 2020(3)		135	95,523
Term Loan, 8.66%, Maturing July 2, 2020(3)		256	0
EIG Investors Corp.
Term Loan, 5.24%, Maturing February 9, 2023		1,692	1,699,606
Extreme Reach, Inc.
Term Loan, 7.55%, Maturing February 7, 2020		1,123	1,125,233
First Data Corporation
Term Loan, 3.47%, Maturing July 8, 2022		1,214	1,213,617
Garda World Security Corporation
Term Loan, 5.23%, Maturing May 24, 2024		942	947,998
Term Loan, 5.75%, Maturing May 24, 2024	CAD	425	327,320
Global Payments, Inc.
Term Loan, 3.23%, Maturing April 22, 2023		167	168,349
IG Investment Holdings, LLC
Term Loan, 5.30%, Maturing October 31, 2021		935	945,319
Information Resources, Inc.
Term Loan, 5.47%, Maturing January 18, 2024		399	401,057

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ION Trading Finance Limited
Term Loan, 3.75%, Maturing August 11, 2023	EUR	504	$583,814
Term Loan, 4.05%, Maturing August 11, 2023		999	993,643
J.D. Power and Associates
Term Loan, 5.55%, Maturing September 7, 2023		943	948,768
KAR Auction Services, Inc.
Term Loan, 3.56%, Maturing March 11, 2021		888	894,590
Kronos Incorporated
Term Loan, 4.68%, Maturing November 1, 2023		2,836	2,858,629
Monitronics International, Inc.
Term Loan, 6.80%, Maturing September 30, 2022		1,101	1,112,739
PGX Holdings, Inc.
Term Loan, 6.48%, Maturing September 29, 2020		621	623,027
Prime Security Services Borrower, LLC
Term Loan, 3.97%, Maturing May 2, 2022		1,319	1,322,484
Spin Holdco, Inc.
Term Loan, 4.97%, Maturing November 14, 2022		1,553	1,547,696
Tempo Acquisition, LLC
Term Loan, 4.06%, Maturing May 1, 2024		425	426,372
TNS, Inc.
Term Loan, 5.23%, Maturing February 14, 2020		255	256,772
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.43%, Maturing September 2, 2021		548	550,603
Vestcom Parent Holdings, Inc.
Term Loan, 5.22%, Maturing December 19, 2023		249	249,994
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.48%, Maturing May 14, 2022		125	125,405

			$28,775,920

Cable and Satellite Television — 4.9%
Charter Communications Operating, LLC
Term Loan, 3.48%, Maturing January 15, 2024		988	$992,369
CSC Holdings, LLC
Term Loan, 3.46%, Maturing July 17, 2025		1,746	1,742,898
Numericable Group S.A.
Term Loan, 3.00%, Maturing July 31, 2025	EUR	225	258,291
Term Loan, 3.94%, Maturing July 31, 2025		900	893,974
Radiate Holdco, LLC
Term Loan, 4.23%, Maturing February 1, 2024		349	345,088
Telenet Financing USD, LLC
Term Loan, 3.91%, Maturing June 30, 2025		1,450	1,453,485
UPC Financing Partnership
Term Loan, 3.91%, Maturing April 15, 2025		1,275	1,278,028
Virgin Media Bristol, LLC
Term Loan, 3.91%, Maturing January 31, 2025		3,250	3,255,756

7	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Ziggo Secured Finance B.V.
Term Loan, 3.00%, Maturing April 15, 2025	EUR	1,075	$1,237,020
Ziggo Secured Finance Partnership
Term Loan, 3.66%, Maturing April 15, 2025		1,700	1,697,875

			$13,154,784

Chemicals and Plastics — 7.0%
Alpha 3 B.V.
Term Loan, 4.30%, Maturing January 31, 2024		275	$276,169
Aruba Investments, Inc.
Term Loan, 4.80%, Maturing February 2, 2022		445	447,216
Ashland, Inc.
Term Loan, 3.21%, Maturing May 24, 2024		275	276,547
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.30%, Maturing June 1, 2024		1,300	1,305,769
Chemours Company (The)
Term Loan, 3.00%, Maturing May 12, 2022	EUR	317	366,085
Term Loan, 3.57%, Maturing May 12, 2022		157	157,893
Emerald Performance Materials, LLC
Term Loan, 4.73%, Maturing August 1, 2021		240	242,266
Term Loan - Second Lien, 8.98%, Maturing August 1, 2022		275	275,458
Ferro Corporation
Term Loan, 3.73%, Maturing February 14, 2024		200	200,747
Flint Group GmbH
Term Loan, 4.15%, Maturing September 7, 2021		72	72,021
Flint Group US, LLC
Term Loan, 4.15%, Maturing September 7, 2021		438	435,669
GCP Applied Technologies, Inc.
Term Loan, 4.48%, Maturing February 3, 2022		272	273,260
Gemini HDPE, LLC
Term Loan, 4.17%, Maturing August 7, 2021		802	807,349
Huntsman International, LLC
Term Loan, 3.87%, Maturing October 1, 2021		397	399,543
Term Loan, 4.12%, Maturing April 1, 2023		918	922,934
Ineos Finance PLC
Term Loan, 3.25%, Maturing March 31, 2022	EUR	220	253,625
Ineos US Finance, LLC
Term Loan, 3.98%, Maturing March 31, 2022		342	343,596
Term Loan, 3.98%, Maturing April 1, 2024		323	325,194
Kraton Polymers, LLC
Term Loan, 5.23%, Maturing January 6, 2022		1,144	1,156,641
Kronos Worldwide, Inc.
Term Loan, 4.30%, Maturing February 18, 2020		145	145,790

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
MacDermid, Inc.
Term Loan, 4.73%, Maturing June 7, 2020		524	$528,039
Term Loan, 4.23%, Maturing June 7, 2023		1,388	1,393,073
Minerals Technologies, Inc.
Term Loan, 3.52%, Maturing February 14, 2024		461	465,863
Orion Engineered Carbons GmbH
Term Loan, 2.75%, Maturing July 25, 2021	EUR	395	457,271
Term Loan, 3.80%, Maturing July 25, 2021		490	492,053
OXEA Finance, LLC
Term Loan, 4.40%, Maturing January 15, 2020		338	333,739
PolyOne Corporation
Term Loan, 3.38%, Maturing November 12, 2022		246	248,457
PQ Corporation
Term Loan, 5.48%, Maturing November 4, 2022		1,064	1,076,061
Solenis International L.P.
Term Loan, 4.45%, Maturing July 31, 2021		145	145,578
Term Loan, 4.50%, Maturing July 31, 2021	EUR	462	535,186
Sonneborn Refined Products B.V.
Term Loan, 4.98%, Maturing December 10, 2020		31	31,310
Sonneborn, LLC
Term Loan, 4.98%, Maturing December 10, 2020		176	177,421
Trinseo Materials Operating S.C.A.
Term Loan, 4.48%, Maturing November 5, 2021		147	148,577
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.80%, Maturing March 19, 2020		1,462	1,473,347
Unifrax Corporation
Term Loan, 5.05%, Maturing April 4, 2024		275	278,094
Univar, Inc.
Term Loan, 3.98%, Maturing July 1, 2022		1,572	1,575,211
Venator Materials Corporation
Term Loan, Maturing June 20, 2024(4)		175	174,563
Zep, Inc.
Term Loan, 5.23%, Maturing June 27, 2022		662	663,981

			$18,881,596

Conglomerates — 0.3%
Bestway UK Holdco Limited
Term Loan, 4.75%, Maturing October 6, 2021	GBP	551	$723,039
Penn Engineering & Manufacturing Corp.
Term Loan, 3.97%, Maturing May 30, 2024		125	125,625

			$848,664

8	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 3.1%
Berry Plastics Group, Inc.
Term Loan, 3.68%, Maturing October 1, 2022		422	$422,587
BWAY Holding Company
Term Loan, 4.33%, Maturing April 3, 2024		475	475,170
Consolidated Container Company, LLC
Term Loan, 4.73%, Maturing May 22, 2024		175	176,340
Flex Acquisition Company, Inc.
Term Loan, 4.40%, Maturing December 29, 2023		1,625	1,633,531
Horizon Holdings III SAS
Term Loan, 3.75%, Maturing December 22, 2022	EUR	800	920,478
Libbey Glass, Inc.
Term Loan, 4.10%, Maturing April 9, 2021		180	165,934
Pelican Products, Inc.
Term Loan, 5.55%, Maturing April 11, 2020		419	420,894
Reynolds Group Holdings, Inc.
Term Loan, 4.23%, Maturing February 5, 2023		2,529	2,537,005
SIG Combibloc Purchase Co. S.a.r.l.
Term Loan, 3.75%, Maturing March 13, 2022	EUR	953	1,105,038
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.23%, Maturing March 13, 2022		569	573,192

			$8,430,169

Cosmetics / Toiletries — 0.7%
Coty, Inc.
Term Loan, 3.58%, Maturing October 27, 2022		420	$422,327
Galleria Co.
Term Loan, 4.13%, Maturing September 29, 2023		825	831,316
KIK Custom Products, Inc.
Term Loan, 5.79%, Maturing August 26, 2022		701	706,656

			$1,960,299

Drugs — 6.9%
Albany Molecular Research, Inc.
Term Loan, 5.91%, Maturing July 16, 2021		715	$719,417
Alkermes, Inc.
Term Loan, 3.97%, Maturing September 25, 2021		191	192,410
Amneal Pharmaceuticals, LLC
Term Loan, 4.80%, Maturing November 1, 2019		1,490	1,500,786
Arbor Pharmaceuticals, Inc.
Term Loan, 6.30%, Maturing July 5, 2023		1,452	1,472,531
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 5.50%, Maturing April 29, 2024		2,275	2,296,861
Horizon Pharma, Inc.
Term Loan, 4.88%, Maturing March 29, 2024		1,642	1,651,121

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)
Jaguar Holding Company II
Term Loan, 4.01%, Maturing August 18, 2022		3,294	$3,298,576
Mallinckrodt International Finance S.A.
Term Loan, 4.05%, Maturing September 24, 2024		1,401	1,398,763
Patheon Holdings I B.V.
Term Loan, 4.50%, Maturing April 20, 2024		1,300	1,304,605
Valeant Pharmaceuticals International, Inc.
Term Loan, 5.83%, Maturing April 1, 2022		4,880	4,951,918

			$18,786,988

Ecological Services and Equipment — 1.3%
Advanced Disposal Services, Inc.
Term Loan, 3.94%, Maturing November 10, 2023		1,003	$1,009,059
EnergySolutions, LLC
Term Loan, 6.98%, Maturing May 29, 2020		1,581	1,595,085
GFL Environmental, Inc.
Term Loan, 4.77%, Maturing September 27, 2023	CAD	720	555,569
Term Loan, 4.05%, Maturing September 29, 2023		447	448,207

			$3,607,920

Electronics / Electrical — 14.0%
Almonde, Inc.
Term Loan, 4.74%, Maturing June 13, 2024		1,275	$1,276,840
Answers Finance, LLC
Term Loan - Second Lien, 9.00%, Maturing September 15, 2021		243	238,477
Applied Systems, Inc.
Term Loan, 4.55%, Maturing January 25, 2021		545	548,756
Aptean, Inc.
Term Loan, 5.55%, Maturing December 20, 2022		1,197	1,201,277
Avast Software B.V.
Term Loan, 4.55%, Maturing September 30, 2023		951	960,682
Campaign Monitor Finance Pty. Limited
Term Loan, 6.55%, Maturing March 18, 2021		331	314,114
CommScope, Inc.
Term Loan, 3.30%, Maturing December 29, 2022		395	395,883
Cypress Semiconductor Corporation
Term Loan, 4.84%, Maturing July 5, 2021		505	510,934
Electrical Components International, Inc.
Term Loan, 6.05%, Maturing May 28, 2021		1,045	1,051,928
Electro Rent Corporation
Term Loan, 6.23%, Maturing January 19, 2024		597	602,970
Entegris, Inc.
Term Loan, 3.48%, Maturing April 30, 2021		100	100,762

9	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Excelitas Technologies Corp.
Term Loan, 6.30%, Maturing October 31, 2020		403	$403,547
Eze Castle Software, Inc.
Term Loan, 4.30%, Maturing April 6, 2020		1,340	1,350,530
Go Daddy Operating Company, LLC
Term Loan, 3.73%, Maturing February 15, 2024		2,572	2,580,917
Hyland Software, Inc.
Term Loan, 4.48%, Maturing July 1, 2022		861	866,714
Term Loan, Maturing July 1, 2022(4)		275	276,919
Infoblox, Inc.
Term Loan, 6.23%, Maturing November 7, 2023		925	932,516
Infor (US), Inc.
Term Loan, 3.75%, Maturing February 1, 2022	EUR	399	460,489
Term Loan, 4.05%, Maturing February 1, 2022		3,361	3,345,140
Informatica Corporation
Term Loan, 4.80%, Maturing August 5, 2022		1,628	1,628,098
Lattice Semiconductor Corporation
Term Loan, 5.33%, Maturing March 10, 2021		242	242,123
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 3.46%, Maturing May 17, 2024		592	590,682
MA FinanceCo., LLC
Term Loan, 3.67%, Maturing November 19, 2021		1,420	1,419,947
Term Loan, 3.96%, Maturing April 26, 2024		232	232,422
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021(2)		106	106,858
Term Loan, 4.98%, Maturing July 8, 2021		193	194,903
Term Loan, 4.98%, Maturing July 8, 2021		608	614,738
Microsemi Corporation
Term Loan, 3.33%, Maturing January 15, 2023		249	249,712
MTS Systems Corporation
Term Loan, 5.33%, Maturing July 5, 2023		620	622,825
Renaissance Learning, Inc.
Term Loan, 5.05%, Maturing April 9, 2021		1,074	1,079,888
Term Loan - Second Lien, 8.30%, Maturing April 11, 2022		125	125,052
Rocket Software, Inc.
Term Loan, 5.55%, Maturing October 14, 2023		571	576,537
Seattle Spinco, Inc.
Term Loan, 4.03%, Maturing March 14, 2018		1,568	1,569,603
SGS Cayman L.P.
Term Loan, 6.67%, Maturing April 23, 2021		96	92,551
SkillSoft Corporation
Term Loan, 5.98%, Maturing April 28, 2021		2,008	1,901,369
SS&C Technologies, Inc.
Term Loan, 3.48%, Maturing July 8, 2022		49	49,089
Term Loan, 3.48%, Maturing July 8, 2022		805	809,316

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
SurveyMonkey, Inc.
Term Loan, 5.80%, Maturing April 13, 2024	650	$654,062
Sutherland Global Services, Inc.
Term Loan, 6.67%, Maturing April 23, 2021	414	397,593
Synchronoss Technologies, Inc.
Term Loan, 4.08%, Maturing January 19, 2024	374	368,732
Syncsort Incorporated
Term Loan, 6.55%, Maturing December 9, 2022	348	349,883
Uber Technologies
Term Loan, 5.22%, Maturing July 13, 2023	2,061	2,063,880
Veritas Bermuda Ltd.
Term Loan, 5.80%, Maturing January 27, 2023	1,058	1,060,716
VF Holding Corp.
Term Loan, 4.55%, Maturing June 30, 2023	1,590	1,592,234
Wall Street Systems Delaware, Inc.
Term Loan, 4.79%, Maturing August 26, 2023	348	349,883
Western Digital Corporation
Term Loan, 3.98%, Maturing April 29, 2023	970	977,577
Zebra Technologies Corporation
Term Loan, 3.72%, Maturing October 27, 2021	674	678,183

		$38,017,851

Equipment Leasing — 0.8%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
Term Loan, 3.46%, Maturing September 20, 2020	125	$126,138
Term Loan, 3.96%, Maturing March 20, 2022	2,000	2,020,012

		$2,146,150

Financial Intermediaries — 5.1%
Americold Realty Operating Partnership L.P.
Term Loan, 4.98%, Maturing December 1, 2022	193	$195,262
Armor Holding II, LLC
Term Loan, 5.80%, Maturing June 26, 2020	973	977,430
Term Loan - Second Lien, 10.30%, Maturing December 26, 2020	725	727,719
Citco Funding, LLC
Term Loan, 4.23%, Maturing March 31, 2022	1,939	1,962,898
Donnelley Financial Solutions, Inc.
Term Loan, 5.08%, Maturing September 30, 2023	182	184,297
Focus Financial Partners, LLC
Term Loan, Maturing May 22, 2024(4)	525	529,922
Fortress Investment Group, LLC
Term Loan, Maturing June 2, 2022(4)	575	579,073

10	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Freedom Mortgage Corporation
Term Loan, 6.86%, Maturing February 23, 2022		946	$956,579
Guggenheim Partners, LLC
Term Loan, 3.97%, Maturing July 21, 2023		570	575,041
Harbourvest Partners, LLC
Term Loan, 3.66%, Maturing February 4, 2021		330	330,257
LPL Holdings, Inc.
Term Loan, 3.82%, Maturing March 11, 2024		648	652,528
NXT Capital, Inc.
Term Loan, 5.73%, Maturing November 22, 2022		1,269	1,289,747
Ocwen Financial Corporation
Term Loan, 6.08%, Maturing December 5, 2020		195	194,086
Quality Care Properties, Inc.
Term Loan, 6.48%, Maturing October 31, 2022		1,269	1,280,254
Sesac Holdco II, LLC
Term Loan, 4.46%, Maturing February 23, 2024		274	273,970
Virtus Investment Partners, Inc.
Term Loan, 4.95%, Maturing June 1, 2024		250	253,750
Walker & Dunlop, Inc.
Term Loan, 5.48%, Maturing December 11, 2020		1,055	1,065,341
Walter Investment Management Corp.
Term Loan, 4.98%, Maturing December 18, 2020		2,027	1,863,324

			$13,891,478

Food Products — 4.5%
Blue Buffalo Company Ltd.
Term Loan, 3.22%, Maturing May 18, 2024		475	$479,750
Del Monte Foods, Inc.
Term Loan, 4.44%, Maturing February 18, 2021		334	271,092
Term Loan - Second Lien, 8.69%, Maturing August 18, 2021		763	520,406
Dole Food Company, Inc.
Term Loan, 4.15%, Maturing April 6, 2024		825	827,873
High Liner Foods Incorporated
Term Loan, 4.38%, Maturing April 24, 2021		380	380,985
HLF Financing S.a.r.l.
Term Loan, 6.73%, Maturing February 13, 2023		736	743,297
Jacobs Douwe Egberts International B.V.
Term Loan, 2.75%, Maturing July 2, 2022	EUR	146	169,588
Term Loan, 3.44%, Maturing July 2, 2022		935	941,315
JBS USA, LLC
Term Loan, 5.75%, Maturing October 30, 2022		3,042	2,969,644
Meldrew Participations B.V.
Term Loan, 8.50%, (5.00% Cash, 3.50% PIK), Maturing October 31, 2019	EUR	355	331,851

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Meldrew Participations B.V. (continued)
Term Loan, 4.50%, (0.00% Cash, 4.50% PIK), Maturing December 19, 2022(5)	EUR	229	$17,501
Nature’s Bounty Co. (The)
Term Loan, 4.80%, Maturing May 5, 2023		1,782	1,786,277
Term Loan, 5.25%, Maturing May 5, 2023	GBP	495	650,773
Nomad Foods Europe Midco Limited
Term Loan, 3.91%, Maturing April 18, 2024		275	276,160
Pinnacle Foods Finance, LLC
Term Loan, 3.08%, Maturing February 2, 2024		373	374,758
Post Holdings, Inc.
Term Loan, 3.47%, Maturing May 24, 2024		800	802,000
R&R Ice Cream PLC
Term Loan, 3.00%, Maturing September 29, 2023	EUR	500	579,373

			$12,122,643

Food Service — 3.2%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.50%, Maturing February 16, 2024		2,570	$2,569,771
Centerplate, Inc.
Term Loan, 4.98%, Maturing November 26, 2019		244	243,703
Landry’s, Inc.
Term Loan, 3.91%, Maturing October 4, 2023		1,231	1,229,309
Manitowoc Foodservice, Inc.
Term Loan, 4.23%, Maturing March 3, 2023		673	678,942
NPC International, Inc.
Term Loan, 4.72%, Maturing April 19, 2024		425	427,390
Seminole Hard Rock Entertainment, Inc.
Term Loan, 4.05%, Maturing May 14, 2020		120	120,625
TKC Holdings, Inc.
Term Loan, 5.38%, Maturing February 1, 2023		499	498,438
Weight Watchers International, Inc.
Term Loan, 4.38%, Maturing April 2, 2020		2,555	2,469,794
Yum! Brands, Inc.
Term Loan, 3.21%, Maturing June 16, 2023		471	473,899

			$8,711,871

Food / Drug Retailers — 1.8%
Albertsons, LLC
Term Loan, 3.98%, Maturing August 25, 2021		582	$575,234
Term Loan, 4.29%, Maturing December 21, 2022		796	788,231
Term Loan, 4.25%, Maturing June 22, 2023		1,748	1,730,845
Rite Aid Corporation
Term Loan - Second Lien, 5.98%, Maturing August 21, 2020		725	729,984

11	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers (continued)
Rite Aid Corporation (continued)
Term Loan - Second Lien, 5.11%, Maturing June 21, 2021	750	$754,219
Supervalu, Inc.
Term Loan, 4.73%, Maturing June 8, 2024	112	108,992
Term Loan, 4.73%, Maturing June 8, 2024	187	181,654

		$4,869,159

Forest Products — 0.2%
Expera Specialty Solutions, LLC
Term Loan, 5.98%, Maturing November 3, 2023	496	$499,041

		$499,041

Health Care — 14.2%
Acadia Healthcare Company, Inc.
Term Loan, 3.98%, Maturing February 11, 2022	122	$123,037
ADMI Corp.
Term Loan, 4.95%, Maturing April 30, 2022	246	248,352
Akorn, Inc.
Term Loan, 5.50%, Maturing April 16, 2021	438	442,777
Alere, Inc.
Term Loan, 4.48%, Maturing June 18, 2022	776	778,780
Alliance Healthcare Services, Inc.
Term Loan, 4.44%, Maturing June 3, 2019	593	594,398
Auris Luxembourg III S.a.r.l.
Term Loan, 4.30%, Maturing January 17, 2022	367	369,101
Beaver-Visitec International, Inc.
Term Loan, 6.30%, Maturing August 21, 2023	372	372,188
BioClinica, Inc.
Term Loan, 5.38%, Maturing October 20, 2023	722	708,226
CareCore National, LLC
Term Loan, 5.23%, Maturing March 5, 2021	1,632	1,654,202
CeramTec Acquisition Corporation
Term Loan, 3.95%, Maturing August 30, 2020	15	15,357
CHG Healthcare Services, Inc.
Term Loan, 4.42%, Maturing June 7, 2023	1,037	1,047,745
Community Health Systems, Inc.
Term Loan, 3.96%, Maturing December 31, 2019	1,074	1,074,044
Term Loan, 4.21%, Maturing January 27, 2021	1,539	1,538,689
Concentra, Inc.
Term Loan, 4.21%, Maturing June 1, 2022	238	238,848
Convatec, Inc.
Term Loan, 3.80%, Maturing October 31, 2023	274	275,335
CPI Holdco, LLC
Term Loan, 5.30%, Maturing March 21, 2024	324	325,403

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
DaVita HealthCare Partners, Inc.
Term Loan, 3.98%, Maturing June 24, 2021	1,528	$1,538,527
DJO Finance, LLC
Term Loan, 4.39%, Maturing June 8, 2020	1,032	1,022,211
Envision Healthcare Corporation
Term Loan, 4.30%, Maturing December 1, 2023	3,460	3,479,156
Equian, LLC
Term Loan, 4.93%, Maturing May 20, 2024	153	154,327
Term Loan, 5.01%, Maturing May 20, 2024(2)	47	47,485
Faenza Acquisition GmbH
Term Loan, 3.95%, Maturing August 30, 2020	39	38,837
Term Loan, 3.95%, Maturing August 30, 2020	127	127,629
Genoa, a QoL Healthcare Company, LLC
Term Loan, 4.98%, Maturing October 28, 2023	993	998,083
Greatbatch Ltd.
Term Loan, 4.71%, Maturing October 27, 2022	1,117	1,122,932
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.44%, Maturing January 31, 2025	1,646	1,650,404
Iasis Healthcare, LLC
Term Loan, 5.30%, Maturing February 16, 2021	715	720,097
Indivior Finance S.a.r.l.
Term Loan, 7.25%, Maturing December 19, 2019	394	397,825
inVentiv Health, Inc.
Term Loan, 4.95%, Maturing November 9, 2023	1,617	1,624,382
Kindred Healthcare, Inc.
Term Loan, 4.69%, Maturing April 9, 2021	703	707,507
Kinetic Concepts, Inc.
Term Loan, 4.55%, Maturing February 2, 2024	1,300	1,295,395
KUEHG Corp.
Term Loan, 5.05%, Maturing August 13, 2022	1,135	1,142,865
Medical Depot Holdings, Inc.
Term Loan, 6.80%, Maturing January 3, 2023	346	317,759
Medical Solutions, LLC
Term Loan, 5.49%, Maturing June 9, 2024	225	226,266
MPH Acquisition Holdings, LLC
Term Loan, 4.30%, Maturing June 7, 2023	1,829	1,830,634
National Mentor Holdings, Inc.
Term Loan, 4.30%, Maturing January 31, 2021	514	516,714
National Surgical Hospitals, Inc.
Term Loan, 4.73%, Maturing June 1, 2022	494	494,151
New Millennium Holdco, Inc.
Term Loan, 7.73%, Maturing December 21, 2020	298	180,833
Onex Carestream Finance L.P.
Term Loan, 5.28%, Maturing June 7, 2019	445	442,499

12	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Opal Acquisition, Inc.
Term Loan, 5.24%, Maturing November 27, 2020		1,562	$1,450,351
Ortho-Clinical Diagnostics, Inc.
Term Loan, 5.05%, Maturing June 30, 2021		1,653	1,647,058
Press Ganey Holdings, Inc.
Term Loan, 4.48%, Maturing October 21, 2023		373	374,641
Quintiles IMS Incorporated
Term Loan, 3.23%, Maturing March 7, 2024		850	856,452
RadNet, Inc.
Term Loan, 4.41%, Maturing June 30, 2023		650	652,631
Select Medical Corporation
Term Loan, 4.65%, Maturing March 6, 2024		798	805,477
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.15%, Maturing May 15, 2022		344	343,243
Surgery Center Holdings, Inc.
Term Loan, Maturing June 6, 2024(4)		475	476,781
Team Health Holdings, Inc.
Term Loan, 3.98%, Maturing February 6, 2024		998	993,385
Tecomet, Inc.
Term Loan, 4.92%, Maturing May 2, 2024		375	375,234
U.S. Anesthesia Partners, Inc.
Term Loan, 4.47%, Maturing June 23, 2024		475	476,187

			$38,334,440

Home Furnishings — 1.0%
Bright Bidco B.V.
Term Loan, Maturing February 27, 2024(4)		525	$533,203
Serta Simmons Bedding, LLC
Term Loan, 4.59%, Maturing November 8, 2023		2,170	2,169,111

			$2,702,314

Industrial Equipment — 6.3%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		1,137	$1,108,104
Blount International, Inc.
Term Loan, 6.22%, Maturing April 12, 2023		645	656,011
Clark Equipment Company
Term Loan, 3.93%, Maturing May 18, 2024		1,072	1,075,831
Coherent Holding GmbH
Term Loan, 3.00%, Maturing November 7, 2023	EUR	528	613,622
Delachaux S.A.
Term Loan, 4.80%, Maturing October 28, 2021		199	200,474
Element Materials Technology Group US Holdings, Inc.
Term Loan, Maturing June 1, 2024(4)		175	176,607

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
EWT Holdings III Corp.
Term Loan, 5.05%, Maturing January 15, 2021		441	$443,829
Term Loan, 5.80%, Maturing January 15, 2021		272	273,260
Filtration Group Corporation
Term Loan, 4.48%, Maturing November 21, 2020		298	300,670
Gardner Denver, Inc.
Term Loan, 4.55%, Maturing July 30, 2020		2,605	2,614,411
Term Loan, 4.75%, Maturing July 30, 2020	EUR	193	221,591
Gates Global, LLC
Term Loan, 3.50%, Maturing April 1, 2024	EUR	424	489,163
Term Loan, 4.55%, Maturing April 1, 2024		2,155	2,160,097
Husky Injection Molding Systems Ltd.
Term Loan, 4.48%, Maturing June 30, 2021		1,318	1,325,931
Milacron, LLC
Term Loan, 4.23%, Maturing September 28, 2023		1,368	1,373,255
Paladin Brands Holding, Inc.
Term Loan, 7.30%, Maturing August 16, 2019		717	704,072
Paternoster Holding IV GmbH
Term Loan, 6.00%, Maturing March 31, 2022	EUR	450	522,480
Rexnord, LLC
Term Loan, 3.97%, Maturing August 21, 2023		1,865	1,867,764
Signode Industrial Group US, Inc.
Term Loan, 4.01%, Maturing May 4, 2021		458	458,333
STS Operating, Inc.
Term Loan, 4.96%, Maturing February 12, 2021		140	140,324
Tank Holding Corp.
Term Loan, 5.54%, Maturing March 16, 2022		336	336,865

			$17,062,694

Insurance — 4.5%
Alliant Holdings I, Inc.
Term Loan, 4.42%, Maturing August 12, 2022		1,154	$1,157,694
AmWINS Group, Inc.
Term Loan, 4.13%, Maturing January 25, 2024		1,045	1,046,383
AssuredPartners, Inc.
Term Loan, 4.73%, Maturing October 21, 2022		469	469,146
Term Loan - Second Lien, 10.23%, Maturing October 20, 2023		550	561,688
Asurion, LLC
Term Loan, 4.48%, Maturing August 4, 2022		2,457	2,472,616
Term Loan, 4.23%, Maturing November 3, 2023		1,039	1,046,324
Term Loan - Second Lien, 8.73%, Maturing March 3, 2021		1,100	1,106,416
Cunningham Lindsey U.S., Inc.
Term Loan, 5.05%, Maturing December 10, 2019		1,193	1,077,434

13	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Hub International Limited
Term Loan, 4.42%, Maturing October 2, 2020	1,596	$1,604,185
NFP Corp.
Term Loan, 4.80%, Maturing January 8, 2024	449	451,638
USI, Inc.
Term Loan, 4.18%, Maturing May 16, 2024	1,075	1,069,759

		$12,063,283

Leisure Goods / Activities / Movies — 5.6%
AMC Entertainment, Inc.
Term Loan, 3.46%, Maturing December 15, 2022	1,034	$1,038,452
Term Loan, 3.47%, Maturing December 15, 2023	249	250,154
Ancestry.com Operations, Inc.
Term Loan, 4.34%, Maturing October 19, 2023	1,040	1,050,383
Bombardier Recreational Products, Inc.
Term Loan, 4.23%, Maturing June 30, 2023	2,114	2,129,290
Bright Horizons Family Solutions, Inc.
Term Loan, 3.48%, Maturing November 7, 2023	706	711,358
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.30%, Maturing July 8, 2022	197	197,851
ClubCorp Club Operations, Inc.
Term Loan, 4.05%, Maturing December 15, 2022	892	898,616
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.50%, Maturing February 1, 2024	825	826,676
Emerald Expositions Holding, Inc.
Term Loan, 4.30%, Maturing May 22, 2024	550	556,875
Lindblad Expeditions, Inc.
Term Loan, 5.95%, Maturing May 8, 2021	101	101,726
Term Loan, 5.95%, Maturing May 8, 2021	783	788,377
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing October 31, 2023	1,238	1,242,596
Match Group, Inc.
Term Loan, 4.37%, Maturing November 16, 2022	241	241,828
Nord Anglia Education Finance, LLC
Term Loan, 4.70%, Maturing March 31, 2021	802	804,225
Sabre GLBL, Inc.
Term Loan, 3.98%, Maturing February 22, 2024	478	481,870
SeaWorld Parks & Entertainment, Inc.
Term Loan, 4.30%, Maturing March 31, 2024	827	826,673
SRAM, LLC
Term Loan, 4.61%, Maturing March 15, 2024	947	950,439
Steinway Musical Instruments, Inc.
Term Loan, 4.92%, Maturing September 19, 2019	995	962,395
UFC Holdings, LLC
Term Loan, 4.47%, Maturing August 18, 2023	695	697,542

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
WMG Acquisition Corp.
Term Loan, 3.72%, Maturing November 1, 2023	464	$465,097

		$15,222,423

Lodging and Casinos — 4.2%
Amaya Holdings B.V.
Term Loan, 4.80%, Maturing August 1, 2021	2,129	$2,135,546
Term Loan - Second Lien, 8.30%, Maturing August 1, 2022	998	1,005,770
Boyd Gaming Corporation
Term Loan, 3.69%, Maturing September 15, 2023	497	498,148
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(6)	563	671,036
CityCenter Holdings, LLC
Term Loan, 3.72%, Maturing April 18, 2024	950	952,714
Eldorado Resorts, LLC
Term Loan, 3.38%, Maturing April 17, 2024	599	595,040
ESH Hospitality, Inc.
Term Loan, 3.73%, Maturing August 30, 2023	620	623,367
Four Seasons Hotels Limited
Term Loan, 3.73%, Maturing November 30, 2023	448	450,689
Gateway Casinos & Entertainment Limited
Term Loan, 5.05%, Maturing February 22, 2023	200	202,000
Golden Nugget, Inc.
Term Loan, 4.68%, Maturing November 21, 2019	58	59,226
Term Loan, 4.71%, Maturing November 21, 2019	136	138,195
Hilton Worldwide Finance, LLC
Term Loan, 3.22%, Maturing October 25, 2023	2,078	2,086,282
La Quinta Intermediate Holdings, LLC
Term Loan, 3.91%, Maturing April 14, 2021	470	472,532
MGM Growth Properties Operating Partnership L.P.
Term Loan, 3.48%, Maturing April 25, 2023	913	915,949
Playa Resorts Holding B.V.
Term Loan, 4.17%, Maturing April 5, 2024	500	501,313
Tropicana Entertainment, Inc.
Term Loan, 4.30%, Maturing November 27, 2020	168	169,280

		$11,477,087

Nonferrous Metals / Minerals — 1.7%
Dynacast International, LLC
Term Loan, 4.55%, Maturing January 28, 2022	592	$596,675
Fairmount Santrol, Inc.
Term Loan, 4.80%, Maturing September 5, 2019	1,135	1,081,179

14	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Global Brass & Copper, Inc.
Term Loan, 5.50%, Maturing July 18, 2023	397	$398,479
Murray Energy Corporation
Term Loan, 8.55%, Maturing April 16, 2020	941	921,795
New Day Aluminum, LLC
Term Loan, 10.00%, (4.00% Cash, 6.00% PIK), Maturing October 28, 2020(3)	30	0
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(6)	503	82,848
Oxbow Carbon, LLC
Term Loan, 4.73%, Maturing January 19, 2020	321	323,746
Term Loan - Second Lien, 8.23%, Maturing January 17, 2020	1,025	1,031,406
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 15.00%, (0.00% Cash, 15.00% PIK), Maturing April 9, 2019(3)	298	115,911

		$4,552,039

Oil and Gas — 3.9%
Ameriforge Group, Inc.
Term Loan, 14.30%, (9.30% Cash, 5.00% PIK), Maturing May 12, 2024	331	$348,490
BCP Raptor, LLC
Term Loan, 5.47%, Maturing June 6, 2024	350	346,500
Bronco Midstream Funding, LLC
Term Loan, 5.17%, Maturing August 15, 2020	830	840,597
CITGO Holding, Inc.
Term Loan, 9.80%, Maturing May 12, 2018	367	370,458
CITGO Petroleum Corporation
Term Loan, 4.80%, Maturing July 29, 2021	462	463,862
Crestwood Holdings, LLC
Term Loan, 9.21%, Maturing June 19, 2019	647	633,622
Fieldwood Energy, LLC
Term Loan, 4.17%, Maturing September 28, 2018	513	495,099
Term Loan, 8.30%, Maturing August 31, 2020	675	637,875
Term Loan, 8.42%, Maturing September 30, 2020	363	289,853
Term Loan - Second Lien, 8.42%, Maturing September 30, 2020	487	274,900
MEG Energy Corp.
Term Loan, 4.70%, Maturing December 31, 2023	3,232	3,151,860
Paragon Offshore Finance Company
Term Loan, 6.00%, Maturing July 18, 2021	420	162,367
Seadrill Partners Finco, LLC
Term Loan, 4.30%, Maturing February 21, 2021	1,534	976,300

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sheridan Investment Partners II L.P.
Term Loan, 4.71%, Maturing December 16, 2020	17	$14,208
Term Loan, 4.71%, Maturing December 16, 2020	45	38,097
Term Loan, 4.71%, Maturing December 16, 2020	324	273,865
Sheridan Production Partners I, LLC
Term Loan, 4.73%, Maturing October 1, 2019	58	49,924
Term Loan, 4.73%, Maturing October 1, 2019	95	81,734
Term Loan, 4.73%, Maturing October 1, 2019	714	616,824
Southcross Holdings Borrower L.P.
Term Loan, 9.00%, (3.50% Cash, 5.50% PIK), Maturing April 13, 2023	28	24,909
Ultra Resources, Inc.
Term Loan, 4.12%, Maturing April 12, 2024	575	571,946

		$10,663,290

Publishing — 2.3%
682534 N.B., Inc.
Term Loan, 12.00%, (8.00% Cash, 4.00% PIK), Maturing October 1, 2020(3)	171	$89,541
Ascend Learning, LLC
Term Loan, 5.73%, Maturing July 31, 2019	846	847,653
Getty Images, Inc.
Term Loan, 4.80%, Maturing October 18, 2019	2,524	2,333,311
Harland Clarke Holdings Corp.
Term Loan, 6.80%, Maturing February 9, 2022	199	199,289
LSC Communications, Inc.
Term Loan, 7.23%, Maturing September 30, 2022	542	547,083
Merrill Communications, LLC
Term Loan, 6.42%, Maturing June 1, 2022	295	295,452
ProQuest, LLC
Term Loan, 5.48%, Maturing October 24, 2021	807	813,402
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.80%, Maturing August 14, 2020	613	614,898
Tweddle Group, Inc.
Term Loan, 7.17%, Maturing October 24, 2022	390	392,925

		$6,133,554

Radio and Television — 4.5%
ALM Media Holdings, Inc.
Term Loan, 5.80%, Maturing July 31, 2020	210	$194,864
AP NMT Acquisition B.V.
Term Loan, 6.90%, Maturing August 13, 2021	1,002	933,382

15	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
CBS Radio, Inc.
Term Loan, Maturing October 17, 2023(4)	250	$251,354
Term Loan, 4.72%, Maturing October 17, 2023	585	590,091
Cumulus Media Holdings, Inc.
Term Loan, 4.48%, Maturing December 23, 2020	2,045	1,653,815
Entercom Radio, LLC
Term Loan, 4.70%, Maturing November 1, 2023	453	455,835
Gray Television, Inc.
Term Loan, 3.55%, Maturing February 7, 2024	124	125,339
Hubbard Radio, LLC
Term Loan, 4.48%, Maturing May 27, 2022	275	275,311
iHeartCommunications, Inc.
Term Loan, 7.98%, Maturing January 30, 2019	1,066	874,349
Term Loan, 8.73%, Maturing July 30, 2019	182	149,343
Mission Broadcasting, Inc.
Term Loan, 4.25%, Maturing January 17, 2024	162	163,060
Nexstar Broadcasting, Inc.
Term Loan, 4.24%, Maturing January 17, 2024	1,644	1,650,278
Radio Systems Corporation
Term Loan, 4.73%, Maturing May 2, 2024	200	201,250
Raycom TV Broadcasting, LLC
Term Loan, 4.23%, Maturing August 4, 2021	424	423,966
Sinclair Television Group, Inc.
Term Loan, 3.48%, Maturing January 3, 2024	263	264,011
Univision Communications, Inc.
Term Loan, 3.98%, Maturing March 15, 2024	4,150	4,080,877

		$12,287,125

Retailers (Except Food and Drug) — 6.8%
Ascena Retail Group, Inc.
Term Loan, 5.63%, Maturing August 21, 2022	986	$839,455
Bass Pro Group, LLC
Term Loan, 4.37%, Maturing June 5, 2020	1,131	1,130,269
Term Loan, 6.30%, Maturing December 16, 2023	625	608,761
BJ’s Wholesale Club, Inc.
Term Loan, 4.97%, Maturing February 3, 2024	475	461,591
CDW, LLC
Term Loan, 3.30%, Maturing August 17, 2023	2,635	2,648,365
Coinamatic Canada, Inc.
Term Loan, 4.48%, Maturing May 14, 2022	22	21,962
David’s Bridal, Inc.
Term Loan, 5.30%, Maturing October 11, 2019	1,006	779,580
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019	1,075	1,023,708

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Harbor Freight Tools USA, Inc.
Term Loan, 4.48%, Maturing August 18, 2023	792	$792,691
J. Crew Group, Inc.
Term Loan, 4.25%, Maturing March 5, 2021	1,432	864,337
LSF9 Atlantis Holdings, LLC
Term Loan, 7.06%, Maturing May 1, 2023	475	479,899
Men’s Wearhouse, Inc. (The)
Term Loan, 4.61%, Maturing June 18, 2021	684	657,035
Michaels Stores, Inc.
Term Loan, 3.94%, Maturing January 30, 2023	1,373	1,371,213
Neiman Marcus Group Ltd., LLC
Term Loan, 4.34%, Maturing October 25, 2020	1,031	780,191
Party City Holdings, Inc.
Term Loan, 4.19%, Maturing August 19, 2022	1,204	1,205,963
PetSmart, Inc.
Term Loan, 4.22%, Maturing March 11, 2022	2,004	1,865,848
PFS Holding Corporation
Term Loan, 4.73%, Maturing January 31, 2021	1,050	996,578
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.80%, Maturing April 30, 2021	243	234,316
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.23%, Maturing August 21, 2019	1,151	1,109,574
Vivid Seats Ltd.
Term Loan, Maturing June 21, 2024(4)	500	501,250

		$18,372,586

Steel — 0.2%
Neenah Foundry Company
Term Loan, 7.75%, Maturing April 26, 2019	163	$161,835
Zekelman Industries, Inc.
Term Loan, 4.79%, Maturing June 14, 2021	346	349,504

		$511,339

Surface Transport — 0.6%
Hertz Corporation (The)
Term Loan, 3.98%, Maturing June 30, 2023	495	$494,342
Kenan Advantage Group, Inc.
Term Loan, 4.23%, Maturing July 31, 2022	55	54,901
Term Loan, 4.23%, Maturing July 31, 2022	180	180,535
PODS, LLC
Term Loan, 4.34%, Maturing February 2, 2022	174	175,195
Stena International S.a.r.l.
Term Loan, 4.30%, Maturing March 3, 2021	726	633,108

		$1,538,081

16	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications — 6.6%
CenturyLink, Inc.
Term Loan, 1.38%, Maturing January 31, 2025		2,475	$2,451,134
Colorado Buyer, Inc.
Term Loan, 4.17%, Maturing May 1, 2024		400	402,900
Consolidated Communications, Inc.
Term Loan, 4.23%, Maturing October 4, 2023		199	199,840
Term Loan, Maturing October 5, 2023(4)		325	326,706
Digicel International Finance Limited
Term Loan, 4.94%, Maturing May 28, 2024		375	377,969
eircom Finco S.a.r.l.
Term Loan, 3.25%, Maturing April 19, 2024	EUR	1,000	1,150,930
Frontier Communications Corp.
Term Loan, 4.91%, Maturing June 15, 2024		925	912,281
Global Eagle Entertainment, Inc.
Term Loan, 8.32%, Maturing January 6, 2023		571	507,123
Intelsat Jackson Holdings S.A.
Term Loan, 4.00%, Maturing June 30, 2019		3,700	3,673,793
IPC Corp.
Term Loan, 5.68%, Maturing August 6, 2021		1,051	998,272
Onvoy, LLC
Term Loan, 5.80%, Maturing February 10, 2024		848	850,348
Sprint Communications, Inc.
Term Loan, 3.75%, Maturing February 2, 2024		1,671	1,672,602
Switch, Ltd.
Term Loan, Maturing June 20, 2024(4)		125	125,625
Syniverse Holdings, Inc.
Term Loan, 4.17%, Maturing April 23, 2019		890	834,353
Term Loan, 4.30%, Maturing April 23, 2019		982	920,471
Telesat Canada
Term Loan, 4.30%, Maturing November 17, 2023		2,332	2,348,925

			$17,753,272

Utilities — 2.7%
Calpine Construction Finance Company L.P.
Term Loan, 3.48%, Maturing May 3, 2020		504	$503,921
Term Loan, 3.73%, Maturing January 31, 2022		192	191,580
Calpine Corporation
Term Loan, 4.05%, Maturing January 15, 2024		1,519	1,519,000
Dayton Power & Light Company (The)
Term Loan, 4.48%, Maturing August 24, 2022		274	278,153
Granite Acquisition, Inc.
Term Loan, 5.30%, Maturing December 19, 2021		54	54,009
Term Loan, 5.30%, Maturing December 19, 2021		1,191	1,197,287

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Helix Gen Funding, LLC
Term Loan, 4.96%, Maturing June 2, 2024	425	$428,605
Invenergy Thermal Operating I, LLC
Term Loan, 6.80%, Maturing October 19, 2022	96	92,542
Lightstone Generation, LLC
Term Loan, 5.72%, Maturing January 30, 2024	726	711,087
Term Loan, 5.73%, Maturing January 30, 2024	45	43,979
Lonestar Generation, LLC
Term Loan, 5.45%, Maturing February 22, 2021	561	459,691
Longview Power, LLC
Term Loan, 7.23%, Maturing April 13, 2021	1,348	919,669
Talen Energy Supply, LLC
Term Loan, 5.23%, Maturing April 15, 2024	349	325,250
TPF II Power, LLC
Term Loan, 5.23%, Maturing October 2, 2023	625	625,606

		$7,350,379

Total Senior Floating-Rate Loans (identified cost $381,574,937)		$376,285,002

Corporate Bonds & Notes — 7.6%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(7)	30	$30,375
Huntington Ingalls Industries, Inc.
5.00%, 11/15/25(7)	5	5,381
Orbital ATK, Inc.
5.25%, 10/1/21	20	20,700
TransDigm, Inc.
6.00%, 7/15/22	30	30,975
6.50%, 7/15/24	30	31,050

		$118,481

Automotive — 0.0%(8)
American Axle & Manufacturing, Inc.
5.125%, 2/15/19	10	$10,111
General Motors Financial Co., Inc.
4.75%, 8/15/17	40	40,137
3.25%, 5/15/18	5	5,060

		$55,308

17	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses — 0.0%(8)
Alliance Data Systems Corp.
6.375%, 4/1/20(7)	30	$30,488

		$30,488

Building and Development — 0.1%
Builders FirstSource, Inc.
10.75%, 8/15/23(7)	8	$9,260
Greystar Real Estate Partners, LLC
8.25%, 12/1/22(7)	20	21,650
HD Supply, Inc.
5.25%, 12/15/21(7)	10	10,531
5.75%, 4/15/24(7)	5	5,325
Hillman Group, Inc. (The)
6.375%, 7/15/22(7)	30	28,950
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(7)	50	53,750
Standard Industries, Inc.
6.00%, 10/15/25(7)	30	32,250
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
4.375%, 6/15/19	20	20,584
5.875%, 6/15/24	25	26,500
USG Corp.
5.50%, 3/1/25(7)	5	5,331

		$214,131

Business Equipment and Services — 0.1%
First Data Corp.
7.00%, 12/1/23(7)	65	$69,550
5.00%, 1/15/24(7)	10	10,322
FTI Consulting, Inc.
6.00%, 11/15/22	20	20,825
ServiceMaster Co., LLC (The)
7.45%, 8/15/27	20	21,950
United Rentals North America, Inc.
7.625%, 4/15/22	2	2,095
6.125%, 6/15/23	5	5,219

		$129,961

Cable and Satellite Television — 0.2%
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.25%, 9/30/22	80	$82,552
5.75%, 1/15/24	5	5,281
5.375%, 5/1/25(7)	40	42,700
5.75%, 2/15/26(7)	20	21,450

Security	Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
CSC Holdings, LLC
8.625%, 2/15/19	5	$5,492
5.25%, 6/1/24	5	5,113
DISH DBS Corp.
6.75%, 6/1/21	50	55,625
5.875%, 7/15/22	15	16,163
IAC/InterActiveCorp
4.875%, 11/30/18	16	16,152
Virgin Media Secured Finance PLC
5.50%, 1/15/25(7)	275	287,031

		$537,559

Chemicals and Plastics — 0.8%
Hexion, Inc.
6.625%, 4/15/20	2,225	$2,041,437
Platform Specialty Products Corp.
10.375%, 5/1/21(7)	5	5,544
6.50%, 2/1/22(7)	25	25,937
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/23	5	5,393
Tronox Finance, LLC
6.375%, 8/15/20	50	50,250
7.50%, 3/15/22(7)	10	10,350
W.R. Grace & Co.
5.125%, 10/1/21(7)	15	16,125
5.625%, 10/1/24(7)	5	5,363

		$2,160,399

Conglomerates — 0.0%(8)
Spectrum Brands, Inc.
6.625%, 11/15/22	20	$21,050
5.75%, 7/15/25	30	32,328
TMS International Corp.
7.625%, 10/15/21(7)	25	25,437

		$78,815

Consumer Products — 0.0%(8)
Central Garden & Pet Co.
6.125%, 11/15/23	25	$26,750
HRG Group, Inc.
7.875%, 7/15/19	55	56,389

		$83,139

18	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 0.9%
Berry Plastics Corp.
6.00%, 10/15/22	10	$10,700
Owens-Brockway Glass Container, Inc.
5.875%, 8/15/23(7)	15	16,566
6.375%, 8/15/25(7)	5	5,622
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
5.75%, 10/15/20	1,975	2,023,565
4.658%, 7/15/21(7)(9)	450	458,437

		$2,514,890

Distribution & Wholesale — 0.0%(8)
American Tire Distributors, Inc.
10.25%, 3/1/22(7)	30	$31,200

		$31,200

Drugs — 0.4%
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
6.375%, 8/1/23(7)	45	$47,531
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(7)	25	24,344
7.50%, 7/15/21(7)	25	24,312
5.625%, 12/1/21(7)	10	9,075
6.50%, 3/15/22(7)	404	424,705
7.00%, 3/15/24(7)	525	553,219

		$1,083,186

Ecological Services and Equipment — 0.0%(8)
Clean Harbors, Inc.
5.125%, 6/1/21	30	$30,712
Covanta Holding Corp.
5.875%, 3/1/24	10	9,775

		$40,487

Electric Utilities — 0.0%(8)
NRG Yield Operating, LLC
5.375%, 8/15/24	10	$10,538
5.00%, 9/15/26	15	15,337

		$25,875

Electronics / Electrical — 0.3%
Anixter, Inc.
5.50%, 3/1/23	20	$21,450

Security		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Infor (US), Inc.
5.75%, 8/15/20(7)		10	$10,337
6.50%, 5/15/22		25	26,000
Nuance Communications, Inc.
5.375%, 8/15/20(7)		8	8,150
SS&C Technologies Holdings, Inc.
5.875%, 7/15/23		25	26,755
Western Digital Corp.
7.375%, 4/1/23(7)		675	743,344
Zebra Technologies Corp.
7.25%, 10/15/22		45	47,897

			$883,933

Equipment Leasing — 0.1%
International Lease Finance Corp.
7.125%, 9/1/18(7)		175	$185,267

			$185,267

Financial Intermediaries — 0.1%
CIT Group, Inc.
5.50%, 2/15/19(7)		9	$9,472
5.375%, 5/15/20		5	5,394
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
6.00%, 8/1/20		15	15,469
JPMorgan Chase & Co.
Series S, 6.75% to 2/1/24(10)(11)		35	39,812
Navient Corp.
5.50%, 1/15/19		45	46,969
5.00%, 10/26/20		10	10,400

			$127,516

Financial Services — 0.0%(8)
Solera, LLC/Solera Finance, Inc.
10.50%, 3/1/24(7)		10	$11,538

			$11,538

Food Products — 0.3%
Dean Foods Co.
6.50%, 3/15/23(7)		20	$21,150
Iceland Bondco PLC
4.586%, 7/15/20(7)(9)	GBP	633	828,456

19	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Food Products (continued)
Post Holdings, Inc.
6.00%, 12/15/22(7)	15	$15,956
8.00%, 7/15/25(7)	5	5,700
WhiteWave Foods Co. (The)
5.375%, 10/1/22	10	11,292

		$882,554

Food Service — 0.0%(8)
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.
4.625%, 1/15/22(7)	25	$25,687
6.00%, 4/1/22(7)	50	51,937
Yum! Brands, Inc.
5.30%, 9/15/19	5	5,294
3.75%, 11/1/21	10	10,213

		$93,131

Food / Drug Retailers — 0.0%(8)
Rite Aid Corp.
6.125%, 4/1/23(7)	30	$29,625

		$29,625

Health Care — 1.0%
Alere, Inc.
7.25%, 7/1/18	5	$5,008
6.50%, 6/15/20	15	15,281
6.375%, 7/1/23(7)	10	10,788
Centene Corp.
4.75%, 5/15/22	10	10,488
CHS/Community Health Systems, Inc.
7.125%, 7/15/20	15	14,662
6.25%, 3/31/23	725	751,172
Envision Healthcare Corp.
5.625%, 7/15/22	10	10,375
6.25%, 12/1/24(7)	10	10,700
HCA Healthcare, Inc.
6.25%, 2/15/21	40	43,800
HCA, Inc.
6.50%, 2/15/20	10	10,938
5.875%, 2/15/26	10	10,825
Hologic, Inc.
5.25%, 7/15/22(7)	30	31,612

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.
7.50%, 10/1/24(7)	15	$16,350
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(7)	1,125	1,212,187
Teleflex, Inc.
5.25%, 6/15/24	10	10,400
Tenet Healthcare Corp.
6.00%, 10/1/20	20	21,475
4.375%, 10/1/21	300	306,000
8.125%, 4/1/22	40	42,600
6.75%, 6/15/23	5	5,013

		$2,539,674

Home Furnishings — 0.0%(8)
Tempur Sealy International, Inc.
5.625%, 10/15/23	15	$15,638

		$15,638

Insurance — 0.0%(8)
Alliant Holdings Intermediate, LLC
8.25%, 8/1/23(7)	20	$21,300
Hub Holdings, LLC/Hub Holdings Finance, Inc.
8.125%, 7/15/19(7)(12)	20	20,075
Hub International, Ltd.
7.875%, 10/1/21(7)	25	26,125

		$67,500

Internet Software & Services — 0.0%(8)
Netflix, Inc.
5.50%, 2/15/22	20	$21,819
5.875%, 2/15/25	20	22,200
Riverbed Technology, Inc.
8.875%, 3/1/23(7)	15	15,300

		$59,319

Leisure Goods / Activities / Movies — 0.2%
National CineMedia, LLC
6.00%, 4/15/22	380	$390,450
NCL Corp., Ltd.
4.625%, 11/15/20(7)	20	20,631
Regal Entertainment Group
5.75%, 3/15/22	15	15,713

20	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Royal Caribbean Cruises, Ltd.
7.25%, 3/15/18	20	$20,780
Sabre GLBL, Inc.
5.375%, 4/15/23(7)	10	10,475
5.25%, 11/15/23(7)	20	20,950
Viking Cruises, Ltd.
8.50%, 10/15/22(7)	35	36,881
6.25%, 5/15/25(7)	20	20,250

		$536,130

Lodging and Casinos — 1.0%
Buffalo Thunder Development Authority
11.00%, 12/9/22(7)	124	$48,525
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(6)	1,057	1,363,994
9.00%, 2/15/20(6)	811	1,047,980
ESH Hospitality, Inc.
5.25%, 5/1/25(7)	15	15,581
GLP Capital, L.P./GLP Financing II, Inc.
4.875%, 11/1/20	35	37,494
MGM Resorts International
6.625%, 12/15/21	40	45,000
7.75%, 3/15/22	15	17,644
6.00%, 3/15/23	25	27,625
RHP Hotel Properties, L.P./RHP Finance Corp.
5.00%, 4/15/23	15	15,412
Station Casinos, LLC
7.50%, 3/1/21	10	10,425
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(6)(7)	165	65,794

		$2,695,474

Nonferrous Metals / Minerals — 0.1%
Eldorado Gold Corp.
6.125%, 12/15/20(7)	55	$56,581
Imperial Metals Corp.
7.00%, 3/15/19(7)	10	9,072
New Gold, Inc.
6.25%, 11/15/22(7)	35	36,138

		$101,791

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas — 0.4%
Antero Resources Corp.
5.375%, 11/1/21	40	$40,550
5.625%, 6/1/23	15	15,263
Blue Racer Midstream, LLC/Blue Racer Finance Corp.
6.125%, 11/15/22(7)	10	10,125
Canbriam Energy, Inc.
9.75%, 11/15/19(7)	10	10,450
CITGO Petroleum Corp.
6.25%, 8/15/22(7)	325	331,500
Concho Resources, Inc.
5.50%, 4/1/23	105	108,412
CrownRock, L.P./CrownRock Finance, Inc.
7.125%, 4/15/21(7)	35	36,094
7.75%, 2/15/23(7)	30	31,800
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	65	65,812
Denbury Resources, Inc.
5.50%, 5/1/22	5	2,825
Endeavor Energy Resources, L.P./EER Finance, Inc.
7.00%, 8/15/21(7)	40	41,550
8.125%, 9/15/23(7)	10	10,613
Energy Transfer Equity, L.P.
5.875%, 1/15/24	25	26,625
Gulfport Energy Corp.
6.625%, 5/1/23	30	30,225
Matador Resources Co.
6.875%, 4/15/23	20	20,850
Newfield Exploration Co.
5.625%, 7/1/24	65	68,087
PBF Logistics, L.P./PBF Logistics Finance Corp.
6.875%, 5/15/23	20	20,400
RSP Permian, Inc.
6.625%, 10/1/22	40	41,700
Seven Generations Energy, Ltd.
8.25%, 5/15/20(7)	65	68,087
6.75%, 5/1/23(7)	25	26,062
6.875%, 6/30/23(7)	15	15,713
SM Energy Co.
6.50%, 1/1/23	45	43,087
Sunoco, L.P./Sunoco Finance Corp.
6.375%, 4/1/23	15	15,924
Tesoro Corp.
5.375%, 10/1/22	50	52,000

21	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp.
5.50%, 10/15/19	5	$5,300
6.25%, 10/15/22	15	16,013
Williams Cos., Inc. (The)
4.55%, 6/24/24	5	5,163
Williams Partners, L.P./ACMP Finance Corp.
4.875%, 3/15/24	5	5,252

		$1,165,482

Publishing — 0.0%(8)
MHGE Parent, LLC/MHGE Parent Finance, Inc.
8.50%, 8/1/19(7)(12)	5	$5,025
Tribune Media Co.
5.875%, 7/15/22	20	21,050

		$26,075

Radio and Television — 0.4%
Clear Channel Worldwide Holdings, Inc.
Series A, 6.50%, 11/15/22	25	$25,625
Series B, 6.50%, 11/15/22	50	51,635
iHeartCommunications, Inc.
9.00%, 12/15/19	451	355,726
11.25%, 3/1/21	20	15,175
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(7)	15	15,562
Sirius XM Radio, Inc.
6.00%, 7/15/24(7)	40	42,600
Univision Communications, Inc.
6.75%, 9/15/22(7)	384	400,320
5.125%, 5/15/23(7)	15	15,183

		$921,826

Real Estate Investment Trusts (REITs) — 0.0%(8)
Uniti Group, Inc./CSL Capital, LLC
8.25%, 10/15/23	5	$5,175

		$5,175

Retailers (Except Food and Drug) — 0.3%
Dollar Tree, Inc.
5.25%, 3/1/20	20	$20,563
5.75%, 3/1/23	50	52,937
Fresh Market, Inc. (The)
9.75%, 5/1/23(7)	575	483,719

Security	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Hot Topic, Inc.
9.25%, 6/15/21(7)	15	$14,475
L Brands, Inc.
6.875%, 11/1/35	20	19,400
Michaels Stores, Inc.
5.875%, 12/15/20(7)	20	20,500
Murphy Oil USA, Inc.
6.00%, 8/15/23	60	63,600
Party City Holdings, Inc.
6.125%, 8/15/23(7)	25	26,000
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	30	30,862
Vista Outdoor, Inc.
5.875%, 10/1/23	15	15,488

		$747,544

Road & Rail — 0.0%(8)
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(7)	20	$20,950

		$20,950

Software and Services — 0.0%(8)
IHS Markit, Ltd.
5.00%, 11/1/22(7)	25	$27,109
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, 5/1/21(7)(12)	25	25,875

		$52,984

Steel — 0.0%(8)
ArcelorMittal
6.75%, 2/25/22	10	$11,300

		$11,300

Surface Transport — 0.0%(8)
Hertz Corp. (The)
6.25%, 10/15/22	20	$17,550
XPO Logistics, Inc.
6.50%, 6/15/22(7)	30	31,650

		$49,200

Technology — 0.0%(8)
Micron Technology, Inc.
5.25%, 8/1/23(7)	5	$5,218

		$5,218

22	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications — 0.6%
Avaya, Inc.
9.00%, 4/1/19(6)(7)		20	$16,150
CenturyLink, Inc.
6.75%, 12/1/23		15	16,209
CommScope Technologies, LLC
6.00%, 6/15/25(7)		20	21,450
Frontier Communications Corp.
6.25%, 9/15/21		10	8,950
10.50%, 9/15/22		15	14,344
7.625%, 4/15/24		10	8,288
6.875%, 1/15/25		20	15,850
11.00%, 9/15/25		10	9,325
Intelsat Jackson Holdings S.A.
7.25%, 10/15/20		45	42,750
7.50%, 4/1/21		5	4,638
5.50%, 8/1/23		15	12,487
Level 3 Financing, Inc.
5.375%, 1/15/24		10	10,463
Sprint Communications, Inc.
7.00%, 8/15/20		345	380,362
6.00%, 11/15/22		5	5,313
Sprint Corp.
7.25%, 9/15/21		25	27,844
7.875%, 9/15/23		110	126,775
7.625%, 2/15/25		15	17,306
T-Mobile USA, Inc.
6.625%, 4/1/23		20	21,214
6.375%, 3/1/25		15	16,256
6.50%, 1/15/26		45	49,781
Wind Acquisition Finance S.A.
4.921%, 4/30/19(7)(9)	EUR	250	289,301
6.50%, 4/30/20(7)		225	233,156
3.668%, 7/15/20(7)(9)	EUR	225	258,307

			$1,606,519

Utilities — 0.2%
AES Corp. (The)
5.50%, 3/15/24		10	$10,462
Calpine Corp.
5.25%, 6/1/26(7)		500	492,500
Dynegy, Inc.
6.75%, 11/1/19		15	15,544
7.375%, 11/1/22		15	14,850

Security	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Dynegy, Inc. (continued)
7.625%, 11/1/24	20	$19,500

		$552,856

Total Corporate Bonds & Notes (identified cost $20,236,340)		$20,498,138

Asset-Backed Securities — 5.3%

Security	Principal Amount (000’s omitted)	Value
ALM Loan Funding, Ltd.
Series 2015-16A, Class D, 6.508%, 7/15/27(7)(9)	$500	$495,448
Apidos CLO XIX
Series 2014-19A, Class E, 6.608%, 10/17/26(7)(9)	1,000	1,000,961
Apidos CLO XVII
Series 2014-17A, Class C, 4.458%, 4/17/26(7)(9)	500	498,711
Series 2014-17A, Class D, 5.908%, 4/17/26(7)(9)	500	498,255
Apidos CLO XXI
Series 2015-21A, Class D, 6.708%, 7/18/27(7)(9)	500	500,917
Ares CLO, Ltd.
Series 2014-32A, Class D, 6.882%, 11/15/25(7)(9)	1,000	1,000,250
Series 2015-2A, Class E2, 6.37%, 7/29/26(7)(9)	500	491,089
Birchwood Park CLO, Ltd.
Series 2014-1A, Class E1, 6.258%, 7/15/26(7)(9)	300	284,846
Carlyle Global Market Strategies CLO, Ltd.
Series 2012-3A, Class DR, 8.608%, 10/14/28(7)(9)	600	612,427
Series 2014-4A, Class E, 6.358%, 10/15/26(7)(9)	1,000	1,001,212
Series 2015-5A, Class D, 7.256%, 1/20/28(7)(9)	500	505,840
Cumberland Park CLO, Ltd.
Series 2015-2A, Class E, 6.156%, 7/20/26(7)(9)	1,000	975,539
Dryden XL Senior Loan Fund
Series 2015-40A, Class E, 7.132%, 8/15/28(7)(9)	500	500,261
Dryden XXVIII Senior Loan Fund
Series 2013-28A, Class B2L, 5.082%, 8/15/25(7)(9)	215	201,578
Galaxy CLO, Ltd.
Series 2015-21A, Class E1, 6.756%, 1/20/28(7)(9)	500	498,067
Golub Capital Partners CLO, Ltd.
Series 2015-23A, Class E, 6.921%, 5/5/27(7)(9)	1,000	965,146
Oak Hill Credit Partners VIII, Ltd.
Series 2013-8A, Class D, 4.656%, 4/20/25(7)(9)	200	200,053
Oak Hill Credit Partners XI, Ltd.
Series 2015-11A, Class E, 7.856%, 10/20/28(7)(9)	500	507,723
Octagon Investment Partners XXIII, Ltd.
Series 2015-1A, Class E2, 7.658%, 7/15/27(7)(9)	1,000	1,002,869

23	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Palmer Square CLO, Ltd.
Series 2015-2A, Class D, 6.606%, 7/20/27(7)(9)	$600	$600,023
Series 2015-2A, Class DR, 7/20/30(7)(9)(13)	600	600,000
Recette CLO, LLC
Series 2015-1A, Class E, 6.856%, 10/20/27(7)(9)	500	501,043
Westcott Park CLO, Ltd.
Series 2016-1A, Class E, 8.356%, 7/20/28(7)(9)	800	817,417

Total Asset-Backed Securities (identified cost $13,534,982)		$14,259,675

Common Stocks — 2.2%

Security	Shares	Value

Aerospace and Defense — 0.2%
IAP Global Services, LLC(3)(14)(15)	29	$466,370

		$466,370

Automotive — 0.1%
Dayco Products, LLC(3)(14)(15)	10,159	$320,008

		$320,008

Business Equipment and Services — 0.2%
Education Management Corp.(3)(14)(15)	1,612,262	$0
RCS Capital Corp.(14)(15)	27,470	446,387

		$446,387

Electronics / Electrical — 0.3%
Answers Corp.(14)(15)	46,839	$708,440

		$708,440

Health Care — 0.0%(8)
New Millennium Holdco, Inc.(14)(15)	35,156	$65,918

		$65,918

Lodging and Casinos — 0.4%
Tropicana Entertainment, Inc.(14)(15)	25,430	$1,083,318

		$1,083,318

Nonferrous Metals / Minerals — 0.0%
ASP United/GHX Holding, LLC(3)(14)(15)	354	$0

		$0

Security	Shares	Value

Oil and Gas — 0.5%
Ameriforge Group, Inc.(3)(14)(15)	26,206	$917,210
Bonanza Creek Energy, Inc.(14)	589	18,677
Nine Point Energy Holdings, Inc.(3)(7)(14)	269	3,956
Patterson-UTI Energy, Inc.(14)	96	1,938
Samson Resources II, LLC, Class A(14)(15)	22,051	521,875
Southcross Holdings Group, LLC(3)(14)(15)	30	0
Southcross Holdings L.P., Class A(14)(15)	30	17,175

		$1,480,831

Publishing — 0.5%
ION Media Networks, Inc.(3)(15)	2,155	$1,089,072
MediaNews Group, Inc.(3)(14)(15)	5,771	203,261
Nelson Education, Ltd.(3)(14)(15)	27,293	0

		$1,292,333

Total Common Stocks (identified cost $3,120,905)		$5,863,605

Convertible Preferred Stocks — 0.0%(8)

Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1, 7.50%(3)(14)(15)	1,793	$0

		$0

Oil and Gas — 0.0%(8)
Nine Point Energy Holdings, Inc., Series A, 12.00%(3)(7)(12)	5	$5,000

		$5,000

Total Convertible Preferred Stocks (identified cost $131,544)		$5,000

Closed-End Funds — 2.2%

Security	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc.	49,400	$695,552
Invesco Senior Income Trust	238,872	1,089,257
Nuveen Credit Strategies Income Fund	180,539	1,554,441
Nuveen Floating Rate Income Fund	73,198	867,396
Nuveen Floating Rate Income Opportunity Fund	51,054	595,800
Voya Prime Rate Trust	196,084	1,054,932

Total Closed-End Funds (identified cost $6,015,228)		$5,857,378

24	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Miscellaneous — 0.0%(8)

Security	Principal Amount/ Shares	Value

Cable and Satellite Television — 0.0%
ACC Claims Holdings, LLC(3)(14)	200,340	$0

		$0

Lodging and Casinos — 0.0%(8)
Buffalo Thunder Development Authority, Residual Claim Certificates, Expires 11/15/29(7)(14)	$54,825	$27

		$27

Manufacturing — 0.0%
Bonal International, Inc., Escrow Certificate(3)(14)	$25,000	$0

		$0

Total Miscellaneous (identified cost $0)		$27

Short-Term Investments — 0.9%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.20%(16)	2,548,928	$2,549,438

Total Short-Term Investments (identified cost $2,549,438)		$2,549,438

Total Investments — 157.1% (identified cost $427,163,374)		$425,318,263

Less Unfunded Loan Commitments — (0.1)%		$(297,725)

Net Investments — 156.9% (identified cost $426,865,649)		$425,020,538

Other Assets, Less Liabilities — (34.2)%		$(92,606,842)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (22.7)%		$(61,603,471)

Net Assets Applicable to Common Shares — 100.0%		$270,810,225

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated

maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Unfunded or partially unfunded loan commitments. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(4)	This Senior Loan will settle after June 30, 2017, at which time the interest rate will be determined.

(5)	Includes Staunton Luxco S.C.A. ordinary shares and Staunton Topco, Ltd. ordinary shares that trade with the loan.

(6)	Currently the issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At June 30, 2017, the aggregate value of these securities is $23,295,747 or 8.6% of the Trust’s net assets applicable to common shares.

(8)	Amount is less than 0.05%.

(9)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2017.

(10)	Security converts to floating rate after the indicated fixed-rate coupon period.

(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(12)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(13)	When-issued security. For a variable rate security, interest rate will be determined after June 30, 2017.

(14)	Non-income producing security.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2017.

25	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	3,747,345	EUR	3,424,422	Goldman Sachs International	7/31/17	$—	$(169,064)
USD	585,587	GBP	454,613	State Street Bank and Trust Company	7/31/17	—	(7,012)
USD	852,967	CAD	1,146,745	HSBC Bank USA, N.A.	8/31/17	—	(32,154)
USD	3,417,429	EUR	3,033,535	State Street Bank and Trust Company	8/31/17	—	(57,469)
USD	3,938,878	EUR	3,443,256	HSBC Bank USA, N.A.	9/29/17	—	(11,656)
USD	1,756,388	GBP	1,354,997	Goldman Sachs International	9/29/17	—	(13,099)

						$—	$(290,454)

Abbreviations:

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

26	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Statement of Assets and Liabilities

Assets	June 30, 2017
Unaffiliated investments, at value (identified cost, $424,316,211)	$422,471,100
Affiliated investment, at value (identified cost, $2,549,438)	2,549,438
Cash	5,209,509
Foreign currency, at value (identified cost, $265,256)	265,515
Interest and dividends receivable	1,179,441
Dividends receivable from affiliated investment	3,484
Receivable for investments sold	793,784
Prepaid upfront fees on notes payable	66,428
Prepaid expenses	16,216
Total assets	$432,554,915

Liabilities
Notes payable	$92,000,000
Payable for investments purchased	6,481,843
Payable for when-issued securities	600,000
Payable for open forward foreign currency exchange contracts	290,454
Payable to affiliates:
Investment adviser fee	265,560
Administration fee	86,221
Trustees’ fees	6,250
Accrued expenses	410,891
Total liabilities	$100,141,219
Auction preferred shares (2,464 shares outstanding) at liquidation value plus cumulative unpaid dividends	$61,603,471
Net assets applicable to common shares	$270,810,225

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 37,866,607 shares issued and outstanding	$378,666
Additional paid-in capital	310,147,431
Accumulated net realized loss	(38,074,147)
Accumulated undistributed net investment income	531,838
Net unrealized depreciation	(2,173,563)
Net assets applicable to common shares	$270,810,225

Net Asset Value Per Common Share
($270,810,225 ÷ 37,866,607 common shares issued and outstanding)	$7.15

27	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Statement of Operations

Investment Income	Year Ended June 30, 2017
Interest and other income	$20,941,915
Dividends	676,340
Interest allocated from/dividends from affiliated investment	42,645
Expenses allocated from affiliated investment	(132)
Total investment income	$21,660,768

Expenses
Investment adviser fee	$3,185,811
Administration fee	1,023,334
Trustees’ fees and expenses	23,606
Custodian fee	196,373
Transfer and dividend disbursing agent fees	19,549
Legal and accounting services	250,893
Printing and postage	45,643
Interest expense and fees	1,383,041
Preferred shares service fee	127,885
Miscellaneous	107,428
Total expenses	$6,363,563

Net investment income	$15,297,205

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,780,178)
Investment transactions in/allocated from affiliated investment	1,071
Foreign currency and forward foreign currency exchange contract transactions	704,558
Net realized loss	$(1,074,549)
Change in unrealized appreciation (depreciation) —
Investments	$18,290,381
Foreign currency and forward foreign currency exchange contracts	(605,551)
Net change in unrealized appreciation (depreciation)	$17,684,830

Net realized and unrealized gain	$16,610,281

Distributions to preferred shareholders
From net investment income	$(538,638)

Discount on redemption and repurchase of auction preferred shares	$2,420,000

Net increase in net assets from operations	$33,788,848

28	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Statements of Changes in Net Assets

	Year Ended June 30,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$15,297,205	$15,985,346
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(1,074,549)	(5,964,960)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	17,684,830	(8,306,950)
Distributions to preferred shareholders —
From net investment income	(538,638)	(331,972)
Discount on redemption and repurchase of auction preferred shares	2,420,000	—
Net increase in net assets from operations	$33,788,848	$1,381,464
Distributions to common shareholders —
From net investment income	$(14,767,977)	$(15,601,042)
Total distributions to common shareholders	$(14,767,977)	$(15,601,042)

Net increase (decrease) in net assets	$19,020,871	$(14,219,578)

Net Assets Applicable to Common Shares
At beginning of year	$251,789,354	$266,008,932
At end of year	$270,810,225	$251,789,354

Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$531,838	$249,832

29	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended June 30, 2017
Net increase in net assets from operations	$33,788,848
Distributions to preferred shareholders	538,638
Discount on redemption and repurchase of auction preferred shares	(2,420,000)
Net increase in net assets from operations excluding distributions to preferred shareholders and discount on redemption and repurchase of auction preferred shares	$31,907,486
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(197,867,151)
Investments sold and principal repayments	174,424,232
Decrease in short-term investments, net	139,784
Net amortization/accretion of premium (discount)	(863,202)
Amortization of prepaid upfront fees on notes payable	88,459
Decrease in restricted cash	290,000
Decrease in interest and dividends receivable	467,296
Increase in dividends/interest receivable from affiliated investment	(1,534)
Decrease in receivable for open forward foreign currency exchange contracts	333,139
Increase in prepaid expenses	(3,871)
Decrease in cash collateral due to broker	(280,000)
Increase in payable for open forward foreign currency exchange contracts	274,206
Increase in payable to affiliate for investment adviser fee	17,270
Increase in payable to affiliate for administration fee	6,641
Increase in payable to affiliate for Trustees’ fees	807
Increase in accrued expenses	133,925
Decrease in unfunded loan commitments	(50,094)
Net change in unrealized (appreciation) depreciation from investments	(18,290,381)
Net realized loss from investments	1,779,107
Net cash used in operating activities	$(7,493,881)

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(14,767,977)
Cash distributions paid to preferred shareholders	(542,144)
Liquidation of auction preferred shares	(45,980,000)
Proceeds from notes payable	85,000,000
Repayments of notes payable	(18,000,000)
Payment of prepaid upfront fees on notes payable	(109,219)
Net cash provided by financing activities	$5,600,660

Net decrease in cash*	$(1,893,221)

Cash at beginning of year(1)	$7,368,245

Cash at end of year(1)	$5,475,024

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$1,299,143

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $335.

(1)	Balance includes foreign currency, at value.

30	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
	2017		2016	2015	2014	2013
Net asset value — Beginning of year (Common shares)	$6.650		$7.020	$7.340	$7.350	$7.160

Income (Loss) From Operations
Net investment income(1)	$0.404		$0.422	$0.401	$0.406	$0.468
Net realized and unrealized gain (loss)	0.436		(0.371)	(0.316)	0.029	0.194
Distributions to preferred shareholders —
From net investment income(1)	(0.014)		(0.009)	(0.003)	(0.002)	(0.003)
Discount on redemption and repurchase of auction preferred shares(1)	0.064		—	—	—	—

Total income from operations	$0.890		$0.042	$0.082	$0.433	$0.659

Less Distributions to Common Shareholders
From net investment income	$(0.390)		$(0.412)	$(0.402)	$(0.443)	$(0.476)

Total distributions to common shareholders	$(0.390)		$(0.412)	$(0.402)	$(0.443)	$(0.476)

Premium from common shares sold through shelf offering (see Note 6)(1)	$—		$—	$—	$—	$0.007

Net asset value — End of year (Common shares)	$7.150		$6.650	$7.020	$7.340	$7.350

Market value — End of year (Common shares)	$6.650		$6.010	$6.210	$6.810	$7.520

Total Investment Return on Net Asset Value(2)	14.02	%(3)	1.57%	1.71%	6.34%	9.49%

Total Investment Return on Market Value(2)	17.34%		3.77%	(3.02)%	(3.57)%	14.26%

31	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Net assets applicable to common shares, end of year (000’s omitted)	$270,810	$251,789	$266,009	$278,045	$278,364
Ratios (as a percentage of average daily net assets applicable to common shares):(4)†
Expenses excluding interest and fees(5)	1.87%	1.96%	1.99%	1.98%	1.98%
Interest and fee expense(6)	0.52%	0.28%	0.28%	0.27%	0.23%
Total expenses(5)	2.39%	2.24%	2.27%	2.25%	2.21%
Net investment income	5.75%	6.38%	5.61%	5.51%	6.35%
Portfolio Turnover	42%	31%	33%	33%	52%
Senior Securities:
Total notes payable outstanding (in 000’s)	$92,000	$25,000	$60,000	$65,000	$65,000
Asset coverage per $1,000 of notes payable(7)	$4,613	$15,472	$7,267	$6,970	$6,975
Total preferred shares outstanding	2,464	4,400	4,400	4,400	4,400
Asset coverage per preferred share(8)	$69,078	$71,629	$64,119	$64,721	$64,766
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its Auction Preferred Shares at 95% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 13.00%.

(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Interest and fee expense relates to the notes payable to partially redeem the Trust’s Auction Preferred Shares (see Note 2) and/or to fund investments (see Note 8).

(7)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(8)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 276%, 287%, 256%, 259% and 259% at June 30, 2017, 2016, 2015, 2014 and 2013, respectively.

(9)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended June 30,
	2017	2016	2015	2014	2013
Expenses excluding interest and fees	1.21%	1.21%	1.21%	1.22%	1.25%
Interest and fee expense	0.34%	0.17%	0.17%	0.17%	0.15%
Total expenses	1.55%	1.38%	1.38%	1.39%	1.40%
Net investment income	3.72%	3.93%	3.42%	3.39%	4.03%

32	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior, secured floating-rate loans.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Trust’s investment in Cash Reserves Fund reflected the Trust’s proportionate interest in its net assets and the Trust recorded its pro-rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that

33

Eaton Vance

Senior Income Trust

June 30, 2017

Notes to Financial Statements — continued

the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of June 30, 2017, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At June 30, 2017, the Trust had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

34

Eaton Vance

Senior Income Trust

June 30, 2017

Notes to Financial Statements — continued

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on June 27, 2001 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 125% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

On August 25, 2016, the Trust announced a tender offer to purchase up to 44% of its outstanding APS at a price per share equal to 95% of the APS liquidation preference of $25,000 per share (or $23,750 per share), plus any accrued but unpaid APS dividends. The tender offer expired on September 23, 2016. The financing for the partial redemption of the Trust’s APS was provided by a committed financing arrangement (see Note 8). The number of APS redeemed pursuant to the tender offer and the redemption amount (excluding the final dividend payment) during the year ended June 30, 2017 and the number of APS issued and outstanding as of June 30, 2017 are as follows:

	APS Redeemed During the Year	Redemption Amount	APS Issued and Outstanding

Series A	968	$22,990,000	1,232
Series B	968	22,990,000	1,232

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at June 30, 2017, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at June 30, 2017	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	1.45%	$269,376	0.74%	0.45–1.45
Series B	1.45	269,262	0.74	0.43–1.45

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of June 30, 2017.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

35

Eaton Vance

Senior Income Trust

June 30, 2017

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended June 30, 2017 and June 30, 2016 was as follows:

	Year Ended June 30,
	2017	2016

Distributions declared from:
Ordinary income	$15,306,615	$15,933,014

During the year ended June 30, 2017, accumulated net realized loss was decreased by $17,205,794, accumulated undistributed net investment income was increased by $291,416 and paid-in capital was decreased by $17,497,210 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), tax straddle transactions, defaulted bond interest and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$541,540
Capital loss carryforwards and deferred capital losses	$(37,938,969)
Net unrealized depreciation	$(2,318,443)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

At June 30, 2017, the Trust, for federal income tax purposes, had capital loss carryforwards of $29,578,344 and deferred capital losses of $8,360,625 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforwards will expire on June 30, 2018 ($22,498,410) and June 30, 2019 ($7,079,934) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Trust’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at June 30, 2017, $8,360,625 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$427,010,529

Gross unrealized appreciation	$7,501,462
Gross unrealized depreciation	(9,491,453)

Net unrealized depreciation	$(1,989,991)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.77% (0.78% prior to May 1, 2017) of the Trust’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual adviser fee rate is reduced by 0.01% every May 1 thereafter for the next twenty-nine years. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended June 30, 2017, the Trust’s investment adviser fee totaled $3,185,811. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.25% of the Trust’s average weekly gross assets. For the year ended June 30, 2017, the administration fee amounted to $1,023,334.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms

36

Eaton Vance

Senior Income Trust

June 30, 2017

Notes to Financial Statements — continued

of the Trustees Deferred Compensation Plan. For the year ended June 30, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $190,826,052 and $174,742,464, respectively, for the year ended June 30, 2017.

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended June 30, 2017 and June 30, 2016.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended June 30, 2017 and June 30, 2016.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 4,551,438 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended June 30, 2017 and June 30, 2016, there were no shares sold by the Trust pursuant to its shelf offering.

7  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2017 is included in the Portfolio of Investments. At June 30, 2017, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At June 30, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $290,454. At June 30, 2017, there were no assets pledged by the Trust for such liability.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

37

Eaton Vance

Senior Income Trust

June 30, 2017

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at June 30, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Forward foreign currency exchange contracts	$—	$(290,454	)(1)

(1)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Trust’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Trust for such liabilities as of June 30, 2017.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Goldman Sachs International	$(182,163)	$—	$—	$—	$(182,163)
HSBC Bank USA, N.A.	(43,810)	—	—	—	(43,810)
State Street Bank and Trust Company	(64,481)	—	—	—	(64,481)

	$(290,454)	$—	$—	$—	$(290,454)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended June 30, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$739,910	(1)	$(607,345	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding (based on the absolute value of notional amounts of currency purchased and currency sold) during the year ended June 30, 2017, which is indicative of the volume of this derivative type, was approximately $15,640,000.

8  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to $95 million ($65 million prior to September 23, 2016) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 12, 2018, the Trust also pays a program fee of 0.67% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the borrowing limit under the Agreement. Program and liquidity fees for the year ended June 30, 2017 totaled $636,180 and are included in interest expense and fees on the Statement of Operations. In connection with the increase in the borrowing limit on September 23, 2016, the Trust paid an upfront fee of $14,219, which was amortized over the remaining term of the Agreement through March 2017. In connection with the renewal of the Agreement in March 2017, the Trust paid an upfront fee of $95,000 that is being amortized to interest expense over a period of one year through March 2018. The unamortized amount as of June 30, 2017 is approximately $66,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At June 30,

38

Eaton Vance

Senior Income Trust

June 30, 2017

Notes to Financial Statements — continued

2017, the Trust had borrowings outstanding under the Agreement of $92,000,000 at an interest rate of 1.13%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at June 30, 2017 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at June 30, 2017. For the year ended June 30, 2017, the average borrowings under the Agreement and the average interest rate (excluding fees) were $71,852,055 and 0.91%, respectively.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

39

Eaton Vance

Senior Income Trust

June 30, 2017

Notes to Financial Statements — continued

At June 30, 2017, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$375,430,676	$556,601	$375,987,277
Corporate Bonds & Notes	—	20,498,138	—	20,498,138
Asset-Backed Securities	—	14,259,675	—	14,259,675
Common Stocks	1,103,933	1,759,795	2,999,877	5,863,605
Convertible Preferred Stocks	—	—	5,000	5,000
Closed-End Funds	5,857,378	—	—	5,857,378
Miscellaneous	—	27	0	27
Short-Term Investments	—	2,549,438	—	2,549,438

Total Investments	$6,961,311	$414,497,749	$3,561,478	$425,020,538

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(290,454)	$—	$(290,454)

Total	$—	$(290,454)	$—	$(290,454)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2017 is not presented.

At June 30, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

12  Legal Proceedings

In May 2015, the Trust was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Trust is approximately $1,787,000 (equal to 0.66% of net assets applicable to common shares at June 30, 2017). The Trust cannot predict the outcome of these proceedings or the effect, if any, on the Trust’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Trust as incurred.

40

Eaton Vance

Senior Income Trust

June 30, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the “Trust”), including the portfolio of investments, as of June 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of June 30, 2017, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust as of June 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 18, 2017

41

Eaton Vance

Senior Income Trust

June 30, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended 2017, the Trust designates approximately $676,340, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2017 ordinary income dividends, 1.85% qualifies for the corporate dividends received deduction.

42

Eaton Vance

Senior Income Trust

June 30, 2017

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

43

Eaton Vance

Senior Income Trust

June 30, 2017

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company, and has no employees.

Number of Shareholders

As of June 30, 2017, Trust records indicate that there are 90 registered shareholders and approximately 8,179 shareholders owning the Trust shares in street name, such as through brokers, banks and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVF.

44

Eaton Vance

Senior Income Trust

June 30, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

45

Eaton Vance

Senior Income Trust

June 30, 2017

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Senior Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

46

Eaton Vance

Senior Income Trust

June 30, 2017

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2016 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of clients with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other types of clients and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other types of clients. The Board also considered certain Fund specific factors that had an impact on Fund expense ratios relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee. Additionally, the Board took into account the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund’s life. The Board also considered that, at the request of the Contract Review Committee, the Adviser had implemented a series of permanent reductions in management fees beginning in May 2010, which include a further fee reduction effective May 1, 2017.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time

47

Eaton Vance

Senior Income Trust

June 30, 2017

Board of Trustees’ Contract Approval — continued

periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

48

Eaton Vance

Senior Income Trust

June 30, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Class II Trustee	Until 2018. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Class II Trustee	Until 2018. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Class I Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2019. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

49

Eaton Vance

Senior Income Trust

June 30, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley(A) 1960	Class I Trustee	Until 2017. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park(A) 1947	Chairperson of the Board and Class III Trustee	Until 2019. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class II Trustee	Until 2018. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class I Trustee	Until 2017. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class III Trustee	Until 2019. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm(3) 1959	Class II Trustee	Until 2018. Trustee since 2016.

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

50

Eaton Vance

Senior Income Trust

June 30, 2017

Management and Organization — continued

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	Vice President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(A)	APS Trustee

51

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

52

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

171    6.30.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2016 and June 30, 2017 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Senior Income Trust

Fiscal Years Ended	06/30/16	06/30/17
Audit Fees	$95,625	$101,850
Audit-Related Fees(1)	$18,000	$18,000
Tax Fees(2)	$20,099	$20,400
All Other Fees(3)	$0	$0

Total	$133,724	$140,250

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s revolving credit agreement.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended June 30, 2016 and June 30, 2017; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	06/30/16	06/30/17
Registrant	$38,099	$38,400
Eaton Vance(1)	$56,434	$148,018

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George Gorman (Chair), Scott E. Eston, Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. Scott H. Page and John P. Redding comprise the investment team responsible for the overall management of the Trust’s investments.

Mr. Page is a Vice President of EVM, has been a portfolio manager of the Trust since October 1998 and is Co-Director of EVM’s Floating-Rate Loan Group. Mr. Redding is a Vice President of EVM and has been a portfolio manager of the Trust since November 2001. Messrs. Page and Redding have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Scott H. Page
Registered Investment Companies	12	$28,063.6	0	$0
Other Pooled Investment Vehicles	12	$8,674.8	1	$2.4
Other Accounts	8	$4,716.3	0	$0

John P. Redding
Registered Investment Companies	1	$447.1	0	$0
Other Pooled Investment Vehicles	6	$1,542.0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
Scott H. Page	$100,001 - $500,000
John P. Redding	$100,001 - $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock, restricted shares of EVC’s nonvoting common stock and a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Income Trust
By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	August 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 24, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	August 24, 2017